UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2005

                        WIDEPOINT CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	000-23967	52-2040275
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

One Lincoln Centre	60181
Oakbrook Terrace, Illinois	(Zip Code)
(Address of Principal Executive Office)

Registrant's telephone number, including area code: (630) 629 - 0003

                                    Not Applicable
(Former name or former address, if changed since last report)

_______________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

        In connection with the receipt by WidePoint Corporation (the “Company”) of certain letters of comment from the Securities and Exchange Commission related to the Company’s pending Registration Statement on Form S-1 and certain of its periodic filings, management and the Audit Committee of the Board of Directors concluded on November 18, 2005 that it will be necessary to restate certain previously issued financial statements set forth in such periodic filings, as described in more detail below, and therefore, that such financial statements should no longer be relied upon.

        The restatements will consist of:

•	a reclassification of amortization expenses related to the intangible assets associated with the acquisition of Operational Research Consultants, Inc.(“ORC”), from depreciation and amortization expense to cost of sales;

•	a reclassification of the preferred stock to temporary preferred stock; and

•	a change in the purchase accounting of the Chesapeake Government Technologies, Inc. transaction to eliminate the intangible asset associated with the transaction, reverse the related amortization expense, expense as consulting fees the cost of the transaction attributable to the cost of issuance of the non-escrowed shares and other related direct costs at the time of acquisition, to record and expense as consulting fees the release of the shares from escrow at December 31, 2004, to accrue and expense on December 31, 2004 as consulting fees the value of the remaining shares held in escrow which are likely to be released December 31, 2005, and to value and record any changes in the accrued expense attributable to the likely release of the escrowed shares at March 31, 2005 and June 30, 2005.

        The restatements will affect the interim financial statements in the Company’s Quarterly Reports on Form 10-Q or 10-QSB for the quarters ended June 30, 2004, September 30, 2004, March 31, 2005 and June 30, 2005, and the audited financial statements in the Company’s Form 10-K for the year ended December 31, 2004.  The Company plans to file amendments to those reports containing the restated financial statements as soon as practicable.

        The Audit Committee of the Company’s Board of Directors and management has discussed the above matters with Grant Thornton LLP.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WIDEPOINT CORPORATION
(Registrant)

Dated: November 18, 2005	By: /s/ James T. McCubbin
James T. McCubbin
Vice President and Chief Financial Officer